UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 21, 2026
Date of Report (Date of earliest event reported)

HOPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executive offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2026 annual meeting of stockholders (the “Annual Meeting”) of Hope Bancorp, Inc. (the “Company”) was held on May 21, 2026, solely online via a live webcast in a virtual meeting format. At the Annual Meeting, the stockholders voted on the following proposals:
1.election of directors;
2.ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and
3.advisory vote to approve the 2025 compensation paid to the Company’s “Named Executive Officers” as described in the Company’s proxy statement, dated April 10, 2026 (the “Proxy Statement”).
As of March 23, 2026, the record date for the Annual Meeting, there were 127,946,655 shares of the Company’s common stock outstanding. A total of 113,267,099 shares of the Company’s common stock were represented and voted at the Annual Meeting constituting 88.53% of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting.

The final results of the stockholder votes were as follows:

1. Election of directors of the Company:

	Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
Kevin S. Kim	96,785,654	9,944,582	40,806	6,496,057
Dale S. Zuehls	89,757,186	16,922,313	91,543	6,496,057
Donald D. Byun	90,742,010	15,213,168	815,864	6,496,057
Jinho Doo	90,019,896	16,665,504	85,642	6,496,057
Daisy Y. Ha	97,000,135	9,688,578	82,329	6,496,057
Joon Kyung Kim	90,467,846	15,487,328	815,868	6,496,057
Rachel H. Lee	97,336,914	9,333,443	100,685	6,496,057
Takaaki Nakajima	97,456,810	9,211,340	102,892	6,496,057
Guido F. Sacchi	97,501,583	9,175,305	94,154	6,496,057

Each of the nominees listed above was elected to serve as members of the Board until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified.
2. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Total Shares
For:	109,712,291
Against:	3,522,166
Abstain:	32,642
Broker Non-Votes:	—

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 97% of the total number of shares represented and voting on the matter at the Annual Meeting.

3. Advisory vote to approve the 2025 compensation paid to the Company’s “Named Executive Officers” as described in the Proxy Statement.

Total Shares
For:	95,925,166
Against:	10,788,481
Abstain:	57,394
Broker Non-Votes:	6,496,057

This advisory proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 90% of the total number of shares represented and voting on the matter at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: May 22, 2026	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer